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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report:  September 29, 1995


                       FIDELITY NATIONAL FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    1-9396                  86-0498599
(State or other jurisdiction      (Commission      (IRS Employer Identification
of incorporation)                 File Number)     Number)


               17911 Von Karman Avenue, Irvine, California  92714
                    (Address of principal executive offices)

                                 (714) 622-5000
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

         On September 14, 1995, Fidelity National Financial, Inc. ("FNFI") entered into an agreement with Nations Holding Group, a California corporation, to acquire Nations Title, Inc. and certain of its wholly-owned subsidiaries, Nations Title Insurance Company, Nations Title Insurance of New York, Inc. and National Title Insurance of New York, Inc. It is anticipated that FNFI will purchase 100% of the outstanding common stock for a purchase price of $21 million in cash and 160,000 shares of FNFI common stock, subject to adjustment. The acquisition is subject to obtaining all necessary regulatory approvals and it is anticipated that the closing will take place in the first half of 1996.

          On September 21, 1995, FNFI entered into a $35 million Syndicated Credit Facility ("Credit Facility") which consists of a $22 million term loan and a $13 million revolving credit facility with The Chase Manhattan Bank N.A., Sanwa Bank California, Imperial Bank and First Interstate Bank (the "Banks") as members of the syndicate. The Chase Manhattan Bank N.A. is the administrative agent.

          As security for these obligations, consisting of the principal and interest on the loans made by the Banks and the Notes held by each Bank and all other amounts and obligations owing from time to time by FNFI, including all interest thereon, FNFI pledged the following:

         1)      shares of common stock of certain FNFI subsidiaries as follows:

                          Fidelity National Title Insurance Company of New York
                          - 250,000 shares of common stock, par value $5.00; Fidelity National Title Insurance Company -
                          447,824 shares of common stock, par value $10.00; Fidelity National Title Insurance Company of Pennsylvania - 199,990 shares of common stock, par value $5.00;

         2) upon the consummation of the Nations Title acquisition all shares of capital stock of Nations Title, Inc. owned upon acquisition or thereafter issued.

         FNFI retains voting rights and all other powers of ownership for purposes not inconsistent with the terms of the Credit Facility documents as long as no event of default has occurred and is continuing. FNFI is entitled to receive and retain any cash dividends on the collateral as long as no event of default has occurred and is continuing.

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Item 7.  Financial Statements and Exhibits

         (c)     Exhibits

                 10 Fidelity National Financial, Inc. Credit Agreement dated September 21,1995, Schedules I-V and Exhibits A-1 through F

                 99(A) Press Release - September 14, 1995 - FNFI/Nations Title, Inc. Definitive Acquisition Agreement signed

                 99(B) Press Release - September 22, 1995 - FNFI - $35 million Credit Facility

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               FIDELITY NATIONAL FINANCIAL, INC.


Dated:  September 29, 1995                     CARL A. STRUNK
                                               --------------------------------
                                               Carl A. Strunk
                                               Executive Vice President
                                               Chief Financial Officer
                                               Treasurer
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                                 EXHIBIT INDEX


         10 Fidelity National Financial, Inc. Credit Agreement dated September 21, 1995, Schedules I-V and Exhibits A-1 through F

         99(A) Press Release - September 14, 1995 - FNFI/Nations Title, Inc. Definitive Acquisition Agreement signed

         99(B) Press Release - September 22, 1995 - FNFI - $35 million Credit Facility